UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2008
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201

(Address of principal executive offices) (zip code)
(214) 462-6831

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Comerica Securities, Inc. (“Comerica Securities”), an indirect subsidiary of Comerica Incorporated (“Comerica”), has entered into an agreement in principle (the “Term Sheet”) with the Financial Industry Regulatory Authority (“FINRA”), effective September 18, 2008, to resolve FINRA’s auction rate securities (“ARS”) investigation of Comerica Securities.
Among other things, the Term Sheet indicates that Comerica Securities, or an affiliate, will offer to repurchase at par ARS that are subject to auctions that have not been successful as of the date of the Term Sheet and that are not subject to current calls or redemptions (“Eligible ARS”) from the following types of investors who purchased ARS through Comerica Securities at any time between May 31, 2006 and February 28, 2008 into accounts maintained at Comerica Securities: (i) natural persons, (ii) non-profit charitable organizations and (iii) religious corporations or entities, as well as other beneficial holders, including corporations, trusts, pension plans and other entities with total ARS account values held at Comerica Securities of up to $10 million (collectively, the “Retail Investors”) (the “Buyback”). The Buyback of Eligible ARS from the Retail Investors will commence no later than thirty (30) days following the date a Letter of Acceptance Waiver and Consent (“AWC”) is accepted by FINRA and be completed no later than sixty (60) days thereafter such AWC acceptance date.
The Term Sheet also provides that Comerica Securities will: (1) within six (6) months following the date an AWC is accepted by FINRA, use its “best efforts” to offer to provide liquidity to all other investors who are not Retail Investors and who purchased Eligible ARS from Comerica Securities at any time between May 31, 2006 and February 28, 2008, (2) pay the difference between par and the price at which a Retail Investor sold ARS below par between February 28, 2008 and the date of the Term Sheet, (3) notify Retail Investors that an independent arbitrator selected under the auspices of FINRA will be available to arbitrate any Retail Investor consequential damages claims, and (4) submit an AWC under which it neither admits nor denies any allegations of wrongdoing, and pursuant to which Comerica Securities will agree to the imposition of a censure and the payment to FINRA of a $750,000 fine. Comerica Securities further agrees to provide notice to Retail Investors of the terms set forth in the Term Sheet no later than ten (10) days after FINRA’s acceptance of the AWC. Upon acceptance of the fully executed AWC, FINRA shall conclude its investigation relating to the liability of Comerica Securities.
On September 18, 2008, Comerica issued a press release regarding the Term Sheet. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 7.01 REGULATION FD DISCLOSURE.
In addition to the Buyback from the Retail Investors described herein under Item 1.01, Comerica issued a press release announcing that Comerica Securities, in conjunction with Comerica Bank, separately will contact and offer to repurchase at par ARS held for sale by Comerica Securities’ institutional clients (businesses and other entities with ARS account values in excess of $10 million) that purchased ARS through Comerica Securities prior to February 28, 2008. These repurchases will occur between October 1, 2008, and December 19, 2008. ARS that are the subject of functioning auctions or current calls or redemptions will not be eligible for repurchase.

Comerica Securities and Comerica Bank also reached an agreement with the State of Michigan Attorney General and the Michigan Office of Financial and Insurance Regulation to resolve ARS investigations of Comerica Securities, as discussed in the same press release. Pursuant to the terms of such agreement, dated September 18, 2008, Comerica Securities agreed to pay the State of Michigan a civil penalty of $10,000 and contribute $100,000 to the Michigan Investor Protection Fund.
A copy of the relevant press release is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
     99.1 Press Release dated September 18, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED
By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: September 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 18, 2008